Discontinued Operations	12 Months Ended
Aug. 31, 2016
Discontinued Operations [Text Block]
14.	Discontinued Operations

On November 26, 2014, a Purchase and Sale Agreement was executed between Lexaria and Cloudstream Belmont Lake, LP for the purchase and sale of oil and gas working interests, net revenue interests and other interests in Belmont Lake, Mississippi for total consideration of $1,400,000. A total net amount of $721,806 was paid to the Company after all short-term debts were paid out from the sale.

Accordingly, the results of the Company’s former oil and gas business were reported as discontinued operations during fiscal 2015.

Income from discontinued operations were comprised of:

	August 31	August 31
	2016	2015
	$	$

Revenue	-	59,715
Cost	-	(10,797)
	-	48,918